EXCEL TECHNOLOGY, INC.
                             45 Adams Ave.
                          Hauppauge, NY 11788

                     ______________________________

                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD July 11, 1997

                     ______________________________

To the Stockholders of

      EXCEL TECHNOLOGY, INC.

      Notice is hereby given that the Annual Meeting of Stockholders of Excel Technology, Inc. (the "Company") will be held at the offices of Excel Technology, Inc., 780 Third Ave., New York, New York 10017, on July 11, 1997, at 10:00 A.M. EST, for the following purposes:

1. To elect a Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.    To ratify the selection by the Board of Directors of KPMG Peat
Marwick, LLP to serve   as independent auditors for the year ending
December 31, 1997; and

3. To transact such other business as may properly be presented for action at the meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on May 27, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, this meeting or any adjournment thereof.

      Holders of a majority of the outstanding shares must be present in person or by proxy in order for the meeting to be held. Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying proxy in the enclosed postage-paid envelope. The giving of such proxy will not affect your right to revoke such proxy before it is exercised or to vote in person should you later decide to attend the meeting.

      All stockholders are cordially invited to attend this meeting.

                                       By Order of the Board of Directors

                                       /s/ Antoine Dominic
                                       ..................................
                                       Antoine Dominic,
                                       Secretary

April 30,  1997


        IT IS IMPORTANT THAT THE ENCLOSED PROXY FORM BE COMPLETED
                         AND RETURNED PROMPTLY.


                         EXCEL TECHNOLOGY, INC.
                             45 Adams Ave.
                          Hauppauge, NY 11788

                     ______________________________

                            PROXY STATEMENT
         ANNUAL MEETING OF STOCKHOLDERS TO BE HELD July 11, 1997

                     ______________________________

                 SOLICITATION AND REVOCATION OF PROXIES



      This statement is furnished in connection with the solicitation by the Board of Directors of Excel Technology, Inc., a Delaware corporation (the "Company"), of proxies to be voted at the Annual Meeting of the Stockholders of the Company (the "Meeting") to be held on July 11, 1997, at 10:00 A.M. EST, at the offices of Excel Technology, Inc., 780 Third Ave., New York, New York 10017 and any adjournments thereof.

      A form of proxy is enclosed for use at the Meeting. The proxy may be revoked by a stockholder at any time before it is voted by execution of a proxy bearing a later date or by written notice to the Secretary of the Company before the Meeting, and any stockholder present at the Meeting may revoke his proxy thereat and vote in person if he so desires. When such proxy is properly executed and returned, the shares it represents will be voted at the Meeting in accordance with any instructions noted thereon. If no direction is indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked prior to exercise) will be voted by the person named in the form of proxy FOR the election of the nominees for directors named herein, FOR the ratification of the appointment of KPMG Peat Marwick, LLP as the Company's independent auditors for the year ending December 31, 1997, and as recommended by the Board of Directors with regard to all other matters, or, if no such recommendation is given, in the discretion of the named proxy.

      The cost of soliciting proxies on behalf of the Board of Directors will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by directors, officers or regular employees of the Company (who will receive no extra compensation for these services) in person or by telephone or telefax. The Company may also request brokerage houses, custodians, nominees and fiduciaries to forward these proxy materials to the beneficial owners of common stock, par value $.001 per share (the "Common Stock"), and will reimburse such holders for their reasonable expenses in connection therewith. The approximate date of mailing of this proxy statement is June 4, 1997.

      Only stockholders of record at the close of business on May 27, 1997 will be entitled to notice of, and to vote at, the Meeting. At the close of business on April 28, 1997, the Company had issued and outstanding 10,449,147 shares of Common Stock. Each share of Common Stock entitles the holder thereof to one vote and a vote of the majority of the shares present, or represented, and entitled to vote at the Meeting is required to approve each proposal to be acted upon at the Meeting. Abstentions and broker non-votes each shall be included as shares present and voting for purposes of determining whether a quorum is present at the Meeting. Each vote is tabulated separately. Abstentions shall be counted as votes cast on proposals presented to stockholders, whereas broker non-votes shall not be counted as votes cast for purposes of determining whether a proposal has been approved.


                  NOMINATION AND ELECTION OF DIRECTORS

      Five persons, all of whom are members of the present Board of Directors, are nominees for election to hold office until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified. Unless authority to vote for the election of directors shall have been withheld, it is intended that proxies in the accompanying form will be voted at the Meeting for the election of the five nominees named below. If any nominees, for any reason presently unknown to the Company, should refuse or be unable to serve, the shares represented by the proxies will be voted by such person as shall be designated by the Board of Directors to replace any such nominee.

      The following information is submitted concerning the nominees named for election as directors based upon information received by the Company from such persons:
                                                                Director
Nominee                  Age             Office                   Since
 .......                  ...             ......                 ........

J. Donald Hill           64      Chairman of the Board,           1996
                                 Chief Executive Officer and
                                 President

Antoine Dominic          35      Chief Financial Officer,         1996
                                 Secretary and Director

Steven Georgiev          63      Director                         1991

Howard S. Breslow        57      Director                         1996

Jan A. Melles            56      Director                         1996


      Mr. Hill became Chairman, Chief Executive Officer and a director of the Company in January 1996. In addition, he has been President of the Company since August 1994. Mr. Hill had also served as Chief Financial Officer of the Company from January 1994 until March 1995, and was President of Quantronix Corporation ("Quantronix"), a subsidiary of the Company, from November 1992 until January 1996. Mr. Hill was a business consultant to Quantronix, a company acquired by the Company, from February 1992 to November 1992. From January 1991 to October 1991, Mr. Hill was Chief Executive Officer of Medstone International, Inc., a company engaged in the manufacture, marketing and sale of shock wave therapy devices. From 1988 to 1990, he was Director of Corporate Finance at Weeden & Co., an investment firm and member of the New York Stock Exchange. Mr. Hill served as Vice Chairman of First Affiliated Securities, Inc. from 1978 to 1988, and from 1966 to 1977 was a General Partner of Loeb, Rhoades & Company. Mr. Hill currently serves as a director of Cryomedical Sciences, Inc., a publicly-held company engaged in the development and sale of medical devices, and Cardiac Science, Inc., a publicly-held company engaged in the development of medical devices.

      Mr. Dominic has been a director of the Company since January 1996. He joined the Company as Chief Financial Officer in March 1995. In addition to his functions as Chief Financial Officer of the Company, he has been President of Quantronix, a subsidiary of the Company, since January 1996. From June 1992 to January 1995, Mr. Dominic was Executive Vice President, Chief Financial Officer and Director of: CompuDyne Corporation, a high technology Defense manufacturer of data acquisition equipment and access control systems; and Corcap Inc., a holding company; both are related publicly-held companies. From March 1990 to June 1992, Mr. Dominic was the Chief Financial Officer for CompuDyne Corporation and Corcap Inc. From August 1987 to March 1990, Mr. Dominic was Chief Financial Officer of Quanta Systems Corporation, a division of CompuDyne Corporation. Mr. Dominic holds a B.S. in accounting, an M.B.A. and is a non-practicing CPA.

      Mr. Georgiev has been a director of the Company since December 1991 and a consultant to the Company since March 1992. Since 1993, he has served as President of Palomar Medical Technologies, Inc. ("Palomar"), a biotechnology company. Since 1988, he has acted as a business and management consultant to several high technology companies, including EG&G, Inc., Cybernetics Products, Inc., Camber, Inc., Dynatrend, Inc. and Palomar. From 1972 to 1975, and later from 1978 to 1988, Mr. Georgiev was Chairman, President and Treasurer of Dynatrend, Inc., which specializes in providing engineering and program management services primarily to the United States Government. From 1961 to 1972 and later from 1975 to 1978, Mr. Georgiev held a variety of positions with Avco Systems, a high technology aerospace business, including Project Director - Missile Systems; Director of Engineering; Director of Advanced Programs; and Vice President - Marketing and Planning. Since 1980, Mr. Georgiev also has been involved in the start-up and subsequent development of several companies. Mr. Georgiev has a B.S. degree in engineering physics and an M.S. degree in management.

      Mr. Breslow has been a director of the Company since January 1996. He has been a practicing attorney in New York City for more than 29 years and is a general partner of the law firm of Breslow and Walker, LLP, New York, New York, which firm serves as general counsel to the Company. Mr. Breslow currently serves as a director of FIND/SVP, Inc., a publicly-held company engaged in the development and marketing of information services and products; Cryomedical Sciences, Inc., a publicly-held company engaged in the development and sale of medical devices; Vikonics, Inc., a publicly-held company engaged in the design and sale of computer-based security systems; and Lucille Farms, Inc., a publicly-held company engaged in the manufacture and marketing of dairy products.

      Mr. Melles has been a director of the Company since December 3, 1996. Since 1993, Mr. Melles has been President and sole shareholder of Photonics Investments, bv, which is engaged in investments in, and mergers and acquisitions of, photonics companies. Form 1988 to 1992, he served as Chief Executive Officer of Melles Griot, Inc., a division of J. Bibby & Sons, PLC. Mr. Melles co-founded Melles Griot, Inc. in 1969 and sold it to J. Bibby & Sons, PLC in 1988. Mr. Melles currently serves as a director of Mikropack GmbH; Top Sensor Systems, bv; Synrad, Inc.; Imphora, Inc.; and Dynasil Corporation, a public company which is primarily engaged in the business of fiber optics.

      The Company compensates non-employee directors for their services in such capacity at the rate of $500 per Board of Directors' meeting attended. Pursuant to the Company's 1990 Stock Option Plan, members of the Board of Directors receive an automatic grant of non-incentive options to purchase 10,000 shares of Common Stock on the date of the Company's Annual Stockholder's Meeting, at an exercise price equal to the fair market value on such date.

      The Board of Directors held eight meetings during the year ended December 31, 1996, which were attended by all of the directors, and acted by unanimous consent on one occasion. The Company's audit committee, comprised of Messrs. Steven Georgiev and Howard Breslow held no meetings during the year ended December 31, 1996. The Company has a stock option committee comprised of Steven Georgiev and Howard Breslow; it has no standing nominating or compensation committee.


            EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

      The executive officers of the Company serve at the pleasure of the Board of Directors and are subject to annual appointment by the Board at it first meeting following the Annual Meeting of Stockholders. All of the Company's executive officers, as well as three significant employees, are listed in the following table, and certain information concerning such significant employees follows the table:

Name                 Age                   Position
 .......              ...                   ........

J. Donald Hill        64    Chief Executive Officer and President of
                            the Company

Antoine Dominic       35    Chief Financial Officer and Secretary of the
                            Company; President, Quantronix Corporation

William B. McIntyre   61    President, The Optical Corporation

Roy H. Tanner         64    President, Control Laser Corporation

David R. Howell       43    President, Cambridge Technology, Inc.



      Mr. McIntyre has been President of The Optical Corporation, a subsidiary of the Company, since 1989. Prior to this post he served for four years as Senior Vice president of Micromation, Inc., a computer manufacturer. Mr. McIntyre has held various engineering production positions with Boeing, Melabs, Chromatix and Biogenesis. Mr. McIntyre holds a B.S. and M.S. in electrical engineering.

      Mr. Tanner has been President of Control Laser Corporation, a subsidiary of the Company, since September 1990. Mr. Tanner joined Quantronix as Manager of Engineering in 1980, and was its Vice President-Engineering from 1983 to 1992. Prior to his employment with Quantronix he was production manager for Coherent, Inc., a laser manufacturer based in California.

      Mr. Howell has been President of Cambridge Technology, Inc.
( Cambridge ), a subsidiary of the Company, since February 1997. He joined Cambridge in January 1994 as General Manager, and was promoted to Vice President in 1996. Previously, Mr. Howell was the Director of Marketing and Operations of Phoenix Electronic Enterprises, Inc. in Highland, New York. Prior to that he spent three years as the General Manager of Phoenix's New Mexico subsidiary. In the 1980's Mr. Howell worked for Digital Equipment Corporation in Corporate Administration and Small Systems Engineering. Mr. Howell holds a B.A., an M.B.A. and a J.D. and is a member of the Massachusetts Bar Association.


          BENEFICIAL OWNERSHIP OF THE COMPANY'S SECURITIES

      The following table sets forth, as of April 30, 1997, certain information, based upon publicly available filings, regarding the beneficial ownership of Common Stock by each person owning more than 5% of the outstanding Common Stock, each director, and all directors and executive officers as a group:


            Name                 Number
(and Address of 5% Holders)     Owned  (1)           Percentage of Class
 ...........................    ...........           ...................

Smith Barney Mutual Funds
  Management Inc.              552,501 (2)                   5.3%
388 Greenwich Street
New York, NY 10013

Smith Barney Holdings Inc.     990,422 (3)                   9.5%
388 Greenwich Street
New York, NY 10013

Travelers Group Inc.           990,422 (3)                   9.5%
388 Greenwich Street
New York, NY 10013


J. Donald Hill                 320,000 (4)                   2.9%

Antoine Dominic                141,666 (5)                   1.3%

Steven Georgiev                140,000 (5)                   1.3%

Howard S. Breslow               74,000 (6)               less than 1%

Jan A. Melles                    3,000 (5)               less than 1%


Executive officers and
  directors as a group
  (five persons)               678,666 (7)                   6.1%


(1) Unless otherwise indicated below, all shares are owned beneficially and of record.
(2) Based on Amendment No. 5 to the Schedule 13G filed by Smith Barney Mutual Funds Management Inc. ("MFM"), Smith Barney Holdings Inc. ("SB Holdings"), and Travelers Group Inc. ("TGI"), MFM has shared voting power and dispositive power with respect 552,501 shares of Common Stock. SB Holdings is the sole stockholder of MFM, and TGI is the sole stockholder of SB Holdings.
(3) Based on Amendment No. 5 to the Schedule 13G filed by Smith Barney Mutual Funds Management Inc. ("MFM"), Smith Barney Holdings Inc. ("SB Holdings"), and Travelers Group Inc. ("TGI"), SB Holdings and TGI each have shared voting power and dispositive power with respect 990,442 shares of Common Stock. SB Holdings is the sole stockholder of MFM, and TGI is the sole stockholder of SB Holdings.
(4) Includes 310,000 shares of Common Stock underlying currently exercisable stock options and warrants.
(5) Consists of currently exercisable non-incentive stock options and/or warrants.
(6) Includes 10,000 shares of Common Stock underlying currently exercisable stock options.
(7)   Includes the 604,666 shares underlying stock options and/or warrants.

                          EXECUTIVE COMPENSATION

      The following table sets forth certain information regarding compensation paid by the Company during each of the Company's last three years to the Company's Chief Executive Officer and to the executive officers of the Company (other than the Chief Executive Officer) who received salary and bonus payments in excess of $100,000 in 1996.


EXECUTIVE COMPENSATION

                                                                        Long Term Compensation
                                                                   .................................
                                       Annual Compensation                  Awards            Payouts
                                  .............................    .......................    .......
                                                         Other                 Securities                All
                                                         Annual    Restricted  Underlying               Other
        Name and                                         Compen-     Stock      Options/       LTIP     Compen-
        Principal                  Salary      Bonus     sation     Award(s)      SARs        Payout    sation
        Position           Year      $           $          $          $            #           $         $
 .......................... ....   .........   ........   .......   ..........   ..........    ......   ........

J. Donald Hill <F1>        1996   $195,314   $223,892       0         0          310,000 <F3>    0         0
  President,               1995   $150,000   $114,000    $6,000       0             0            0         0
  Excel Technology, Inc.   1994   $150,000   $107,422    $6,000       0             0            0         0

Antoine Dominic <F2>       1996   $161,533   $223,892       0         0          235,000 <F3>    0         0
  Chief Financial Officer, 1995   $ 91,000   $105,000       0         0          100,000 <F3>    0         0
  Excel Technology, Inc.

<F1>  Mr. Hill was appointed CEO and Chairman of the Company effective January 15, 1996.
<F2>  Mr. Dominic was named Chief Financial Officer of the Company in March 1995.
<F3>  Represents options and/or warrants to acquire shares of Common Stock.


       REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

      The Company is engaged in a highly competitive industry and must attain high levels of quality and safety in the design, production and servicing of its products. In order to succeed, the Board of Directors of the Company believes that it must be able to attract and retain qualified experienced executives. To achieve this goal, the Company has offered competitive executive compensation to attract and retain key executives in growth companies in related industries. Executive compensation has also been structured to align management's interest with the success of the Company by making a portion of compensation dependent on the success of the Company. In this connection, the Board has approved a bonus plan for its executive officers, subject to minimum profitability as a percentage of sales, to be paid quarterly.

      During 1996, the entire Board of Directors held primary responsibility for determining executive compensation levels. The Board as a whole has maintained a philosophy that compensation of executive officers, specifically including that of the Chief Executive Officer and Chief Financial Officer, should be directly linked to operating achievements and to a lesser extent stock performance.

      In addition, the Company has utilized stock options to link executive compensation to stock performance. Executive officers, namely the Chief Executive Officer and Chief Financial Officer, have been granted stock options so that they will benefit financially from the long term success of the Company and increases in the price of the Common Stock.

                                                 J. Donald Hill, Chairman
                                                 Antoine Dominic
                                                 Steven Georgiev
                                                 Howard S. Breslow
                                                 Jan A. Melles



                      OPTION GRANTS DURING 1996

         The following table provides information related to options granted to the named executive officers during the year ended December 31, 1996:


                                                                                             Potential Realizable
                                                                                               Value at Assumed
                                                                                             Annual Rates of Stock
                                                                                            Price Appreciation for
                                                 Individual Grants                             Option Term <F1>
                                   ....................................................   .........................


                                      % of Total
                                     Options/SARs
                                      Granted to        Exercise, or
                    Option/SARs        Employees         Base Price        Expiration
Name                Granted <F2>    in Fiscal Year   $/Share <F3>             Date             5%         10%
 ................   ............     ...............  ...............    ................    ........   ..........
J. Donald Hill        310,000            43.1%        $7.000-$10.125    January 26, 2001    $608,165   $1,343,885
Antoine Dominic       235,000            33.8%        $7.000-$10.125    January 26, 2001    $463,117   $1,023,367

<F1>  The potential realizable value portion of the foregoing table illustrates value that might be received upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Common Stock over the term of the options.
<F2>  Options to acquire shares of Common Stock.
<F3>  The exercise price equaled the fair market value of the Common Stock on the date of grant.


                     OPTION EXERCISES DURING 1996
                      AND YEAR END OPTION VALUES

The following table provides information related to options exercised by the executive officers during 1996 and the number and value of options held at year end. The Company does not have any outstanding stock appreciation rights.



                                                                                           Value of Unexercised
                                                               Number of Unexercised           In-the-Money
                                                                    Option/SARs                Options/SARs
                                                                 at Fiscal Year End      at Fiscal Year End ($)<F1>

                                                            ...........................  ..........................

                        Shares Acquired    Value Realized
Names                   on Exercise (#)         ($)         Exercisable  Unexercisable   Exercisable  Unexercisable
 ...............         ...............    ..............  ............ ..............  ............ ..............
J. Donald Hill                  0                  0            235,000        300,000      $837,500       $337,500
Antoine Dominic                 0                  0             43,333        291,667      4137,500       4528,125

<F1> The closing price for the Common Stock as reported on the NASDAQ National Market System on December 31, 1996
     was $8.125. Value is calculated on the basis of the difference between the option exercise price and $8.125 multiplied by the number of shares of Common Stock underlying the option if the closing price is greater than the option exercise price.

                  EMPLOYMENT AND RELATED AGREEMENTS

    In January 1996, the Company and J. Donald Hill entered into a three-year employment agreement. Under the agreement, Mr. Hill receives a base salary of $200,000 per annum, subject to annual review, and is eligible to receive bonus compensation in accordance with corporate bonus plans
adopted by the Board from time to time.   Pursuant to the agreement, Mr.
Hill was granted a five-year incentive stock option to purchase 300,000 shares of Common Stock at $7.00 per share, which option vests to the extent of one-third thereof on the first anniversary date of the agreement, two-thirds thereof on the second anniversary date, and 100% thereof on the third anniversary date. The agreement provides that in the event the Company terminates Mr. Hill's employment without cause, he is entitled to receive his base salary for a period of one year from termination.

     In January 1996, the Company and Antoine Dominic entered into a three-year employment agreement. Under the agreement, Mr. Dominic receives a base salary of $165,000 per annum, subject to annual review, and is eligible to receive bonus compensation in accordance with
corporate bonus plans adopted by the Board from time to time.   Pursuant
to the agreement, Mr. Dominic was granted a five-year incentive stock option to purchase 225,000 shares of Common Stock at $7.00 per share, which option vests to the extent of one-third thereof on the first anniversary date of the agreement, two-thirds thereof on the second anniversary date, and 100% thereof on the third anniversary date. The agreement provides that in the event the Company terminates Mr. Dominic's employment without cause, he is entitled to receive his base salary for a period of one year from termination.

                       STOCK PERFORMANCE GRAPH

      The following chart compares the yearly percentage change in the cumulative total stockholder return on the Common Stock during the period from the initial public offering of the Common Stock (May 13, 1991) through the end of 1996, with the cumulative total return on the NASDAQ Composite Index and the Company Peer Group. The Company Peer Group represents 16 companies in the laser technology field, all of which are listed on NASDAQ.

Description             1991     1992    1993     1994     1995     1996
 ..................... .......  ....... .......  .......  .......  .......

Excel Technology, Inc $100.00  $ 79.31 $155.17  $131.03  $182.76  $224.14
S & P 500             $100.00  $107.62 $118.46  $120.03  $165.13  $203.05
Peer Group Only       $100.00   $92.18  $76.65   $81.44  $133.47   $83.47

(Assumes initial investment of $100 and reinvestment of dividends.)

               RATIFICATION OF APPOINTMENT OF AUDITORS

      The Board of Directors has selected the accounting firm of KPMG Peat Marwick LLP ("KPMG") to serve as independent auditors of the Company for the year ending December 31, 1997 and proposes the ratification of such decision. A representative of KPMG is expected to be present at the meeting to make a statement if he wishes to do so and to respond to appropriate stockholder questions.

      The Board of Directors recommends a vote FOR ratification of the selection of KPMG as the independent auditors for the Company for the year ending December 31, 1997.

                          CERTAIN TRANSACTIONS

      Howard S. Breslow, a director of the Company is a partner in Breslow & Walker, LLP, the Company's legal counsel. In 1996, the Company paid Breslow & Walker, LLP, $212,000 for legal services.


       SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities Exchange Commission ("SEC") and the Nasdaq National Market. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such forms furnished to the Company, the Company believes that during the year ended December 31, 1996 its officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements, with the exception of Mr. Melles, whose From 3 with respect to his appointment to the Board of Directors was filed late.

                         STOCKHOLDER PROPOSALS

      Stockholders who wish to present proposals for action at the 1998 Annual Meeting of Stockholders should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals must be received by the Secretary no later than January 2, 1998 for inclusion in next year's proxy statement and proxy card.


                    ANNUAL REPORT TO STOCKHOLDERS

      The Annual Report to stockholders of the Company for the year ended December 31, 1996, including audited consolidated financial statements, has been mailed to the stockholders concurrently herewith, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.

                            OTHER MATTERS

      The Board of Directors of the Company does not know of any other matters that are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgements.

      A copy of the Company's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (exclusive of exhibits), will be furnished without charge to any stockholder upon written request to Antoine Dominic, Secretary, 45 Adams Ave., Hauppauge, New York, 11788.

                                       By Order of the Board of Directors


                                       /s/ Antoine Dominic
                                       ..................................
                                       Antoine Dominic, Secretary


Hauppauge, New York
April 30, 1997

      STOCKHOLDERS ARE URGED TO SPECIFY THEIR CHOICES, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

Appendix
 ........
                         [FORM OF PROXY CARD]


                        EXCEL TECHNOLOGY, INC.
                            45 Adams Ave.
                         Hauppauge, NY  11788

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned, acknowledging receipt of the proxy statement dated April 30, 1997 of Excel Technology, Inc., hereby constitutes and appoints
J. Donald Hill and Antoine Dominic and each or any of them, attorney, agent and proxy of the undersigned, with full power of substitution to each of them, for and in the name, place and stead of the undersigned on the books of said corporation on May 27, 1997 at the Annual Meeting of the Stockholders of Excel Technology, Inc. to be held at the offices of Excel Technology, Inc., 780 Third Ave., New York, New York 10017 on July 11, 1997, at 10:00 A.M. EST, and any adjournments thereof.

      When properly executed, this proxy will be voted as designated by the undersigned. If no choice is specified, the proxy will be voted FOR the following proposals, which are set forth in the Proxy Statement.

1.    ELECTION OF DIRECTORS

      [ ]  FOR all nominees listed below   [ ]  WITHHOLD AUTHORITY

                                J. Donald Hill,
                               Antoine Dominic,
                               Steven Georgiev,
                              Howard S. Breslow,
                                Jan A. Melles

(INSTRUCTION: to withhold authority to vote for any individual nominee, write in nominee's name on the line below.)

                     ______________________________

2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK, LLP AS INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1997.

              [ ]  FOR    [ ]  AGAINST    [ ]  ABSTAIN

3. FOR SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF

      Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                      Dated:  ______________________________________

                              ______________________________________

                                              Signature
                              ______________________________________

                                       Signature if held jointly

                        PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                                PROMPTLY IN THE ENCLOSED ENVELOPE